UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  February 20, 2003


                  ARTFEST INTERNATIONAL, INC.
                -------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                000-49676                    03-0390855
  ------------          ---------------          -------------------------
(State or other      (Commission File No.)    (I.R.S. Employer Identification
jurisdiction of                                             No.)
incorporation or
organization)




        2035 28th Street SE, Grand Rapids, Michigan 49508
        --------------------------------------------------
            (Address of principal executive offices)




    Registrant's telephone number, including area code: (800) 726-4638


                         SOLDNET, INC.
                       -----------------
     (Former name or former address, if changed since last report)




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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Name Change

On February 10, 2003, Artfest International, Inc. (the "Company") appointed by majority consent of the shareholders of the Company, Scott Dyk and Roger Bergman as independent directors of the Company.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  February 20, 2003	ARTFEST INTERNATIONAL, INC.



                              /s/Joseph Walsh
                              ------------------------------
                              JOSEPH WALSH, PRESIDENT










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